PRELIMINARY COPY


                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

[ ]  Filed by the Registrant
[x]  Filed by a Party other than the Registrant

Check the appropriate box:
[X]  Preliminary Proxy Statement        [ ]  Confidential, for Use of the by
[ ]  Definitive Proxy Statement              Commission Only(as permitted
[ ]  Definitive Additional Materials         Rule 14a-6(e)(2)
[ ]  Soliciting Material Under Rule 14a-12

                                 SYNTELLECT INC.
    -------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 GEOFFREY NIXON
                             MISSION PARTNERS, L.P.
                            LIBERTY NOMINEES LIMITED
                             HORIZON OFFSHORE, LTD.
                           MAYFAIR CAPITAL FUND, L.P.
                              MCM ASSOCIATES, LTD.
         MCM PROFIT SHARING PLAN-DLJSC-CUSTODIAN FBO GEOFFREY NIXON TTEE
                           MCM CAPITAL MANAGEMENT, LLC
    -------------------------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

                                 WITH A COPY TO:
                            Clifford E. Neimeth, Esq.
                             Greenberg Traurig, LLP
                              The MetLife Building
                                 200 Park Avenue
                            New York, New York 10166
                                 (212) 801-9200

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.


1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total Fee Paid:

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[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

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
                                                                PRELIMINARY COPY

                              MISSION PARTNERS, LP
                          11 WEST 42ND ST., 19TH FLOOR,
                               NEW YORK, NY 10036
                                 (212) 782-0207

                                                                  April __, 2002

Dear Fellow Syntellect Stockholder:

      Enclosed is proxy material in connection with the solicitation of proxies by Geoffrey Nixon, Mission Partners, L.P., Liberty Nominees Limited, Horizon Offshore, Ltd., Mayfair Capital Fund, L.P., MCM Associates, Ltd., MCM Profit Sharing Plan-DLJSC-Custodian FBO Geoffrey Nixon TTEE and MCM Capital Management, LLC (collectively, the "Group") to be used at the 2002 Annual Meeting of Stockholders of Syntellect Inc. ("Syntellect"), to be held on ________, 2002, at _____ a.m., local time, at [the principal executive offices of Syntellect, at 16610 North Black Canyon Highway, Phoenix, Arizona 85053] (the "Annual Meeting"). At the Annual Meeting, you will be asked by Syntellect's management to elect management's nominee(s) to Syntellect's board of directors (the "Board of Directors" or "Board") for a three-year term expiring at Syntellect's 2005 Annual Meeting of Stockholders. In opposition to one of management's nominees, we are soliciting proxies to elect our own nominee, Ms. Camille Jayne, to Syntellect's Board of Directors.

      At the date hereof, the Group beneficially owns an aggregate of 1,157,920 shares of Common Stock, representing approximately 10.2 % of the outstanding shares of Common Stock (based on the most recent outstanding Common Stock information publicly reported by Syntellect).

      We are very concerned about Syntellect's history of losses from operations, working capital deficiency and declining stockholders' equity, and believe that Syntellect's current Board of Directors and management need to be considerably more proactive in seeking means and undertaking transactions to enhance stockholder value and to improve Syntellect's overall financial condition. Indeed, the report dated February 5, 2002 of KPMG LLP, Syntellect's independent auditors, with respect to Syntellect's financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 "raises substantial doubt about Syntellect's ability to continue as a going concern." As an owner of Syntellect, this should make you quite concerned.

      Accordingly, we are soliciting proxies to elect Ms. Jayne to serve as an outside director on Syntellect's Board of Directors because we believe she is an innovative corporate strategist and is committed to enhancing stockholder value. We believe that Syntellect's Board could benefit from her skills, experience and objective insight. Moreover, it is our intention that, if elected, Ms. Jayne would work together with Syntellect's management and the other members of the Board to propose and consider strategic options aimed at improving Syntellect's operations and overall financial condition.

      We are requesting and soliciting proxies from all Syntellect stockholders to elect our nominee, Ms. Camille Jayne, to Syntellect's Board of Directors to serve for a three-year term expiring at Syntellect's 2005
Annual Meeting of Stockholders.  We urge you to:   1) mark the enclosed BLUE
proxy card "FOR" the election of Ms. Camille Jayne, and sign, date and return it in the enclosed, postage-paid envelope to our proxy solicitor, D.F. King & Co., Inc., as described in the accompanying proxy statement; and 2) NOT RETURN ANY PROXY CARD SENT TO YOU BY SYNTELLECT.

      If, however, you already have sent a [WHITE] proxy card to Syntellect, you may revoke that proxy and vote "FOR" the election of Ms. Jayne by marking, signing, dating and returning the enclosed BLUE proxy card. Your latest dated proxy is the only one that will be counted at the Annual Meeting. Any proxy may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting, c/o D.F. King & Co., Inc., who is assisting in this solicitation, or to the Corporate Secretary of Syntellect, or by voting in person at the Annual Meeting.

      We are not soliciting proxies nor will we vote any proxies we receive from you for the election of management's nominee, Mr. William Conlin.

      REMEMBER, ONLY YOUR MOST RECENTLY DATED PROXY COUNTS.

      Please mark, sign, date and return your BLUE proxy card today. If you have any questions, need additional copies of our proxy solicitation materials, or need help in completing your proxy card, please contact our proxy solicitor, D.F. King & Co., Inc. at (800)735-3591 or collect at
(212) 269-5550.

                                       On behalf of the Group,

                                       Mission Partners, L.P.

                                       By:  MCM Associates, Ltd.
                                            General Partner

                                       By:
                                            ---------------------
                                            Geoffrey Nixon, President

                                                                PRELIMINARY COPY


                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 SYNTELLECT INC.
                   -------------------------------------------

                           PRELIMINARY PROXY STATEMENT
                                       OF
                             MISSION PARTNERS, L.P.
                   -------------------------------------------

                      IN OPPOSITION TO MANAGEMENT'S NOMINEE
                            TO THE BOARD OF DIRECTORS

      This proxy statement and accompanying BLUE proxy card are being furnished to holders of the common stock, $.01 par value (the "Common Stock"), of Syntellect Inc., a Delaware corporation ("Syntellect"), in connection with the solicitation of proxies by Mission Partners, L.P. ("Mission"), Liberty Nominees Limited ("Liberty"), Horizon Offshore, Ltd. ("Horizon"), Mayfair Capital Fund, L.P. ("Mayfair"), MCM Associates, Ltd. ("MCM"), MCM Profit Sharing Plan-DLJSC-Custodian FBO Geoffrey Nixon TTEE ("PSP"), MCM Capital Management, LLC ("MCM LLC") and Geoffrey Nixon ("Nixon" and, collectively with Mission, Liberty, Horizon, Mayfair, MCM, PSP and MCM LLC, the "Group"), for use at the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of Syntellect, including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to vote "FOR" the election of the Group's nominee, Ms. Camille Jayne, to Syntellect's board of directors (the "Board of Directors" or "Board"), to serve for a three-year term expiring at Syntellect's 2005 Annual Meeting of Stockholders. We have nominated Ms. Jayne in opposition to one of management's director-nominees, Mr. William Conlin.

      As our director-nominee for election at the Annual Meeting, Ms. Jayne is also deemed to be a participant in this proxy solicitation. The Group, together with all of the participants in this solicitation, beneficially own an aggregate of 1,157,920 shares of Common Stock, representing approximately 10.2 % of the outstanding shares of Common Stock (based on the most recent outstanding Common Stock information publicly reported by Syntellect). The Group and all of the participants in this solicitation intend to vote all of their shares of Common Stock "FOR" the election of our director-nominee, Ms. Jayne, at the Annual Meeting. We are not soliciting proxies nor will we vote any proxies we receive from you for the election of management's nominee, Mr. William Conlin.

      The Annual Meeting will be held on ________, 2002, at _____ a.m., local time, at [the principal executive offices of Syntellect, 16610 North Black Canyon Highway, Phoenix, Arizona 85053]. Only those stockholders who own shares of Common Stock as of _______, 2002 ("Annual Meeting Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Annual Meeting, the management of Syntellect will be seeking (i) the election of [two] directors, each to serve for a term of three years expiring at Syntellect's 2005 Annual Meeting of Stockholders, or until their successors are elected and qualified and
(ii) ratification of the appointment of KPMG LLP as independent auditors of Syntellect for the year ending December 31, 2002.

      This proxy statement and accompanying BLUE proxy card are being first mailed or furnished to stockholders on or about April __, 2002.

      THIS PROXY SOLICITATION IS BEING MADE BY THE GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF SYNTELLECT. THE GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING, EXCEPT AS SET FORTH HEREIN. SHOULD OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

      WE URGE YOU TO MARK THE ENCLOSED BLUE PROXY CARD "FOR" THE ELECTION OF MS. CAMILLE JAYNE, AND SIGN, DATE AND RETURN IT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE TO OUR PROXY SOLICITOR, D.F. KING & CO., INC., AS DESCRIBED IN THIS PROXY STATEMENT.

      WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY SYNTELLECT. IF, HOWEVER, YOU ALREADY HAVE SENT A [WHITE] PROXY CARD TO SYNTELLECT, YOU MAY REVOKE THAT PROXY AND VOTE "FOR" THE ELECTION OF MS. JAYNE BY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. YOUR LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED AT THE ANNUAL MEETING.

      ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE GROUP, C/O D.F. KING & CO., INC., WHO IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF SYNTELLECT, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. WE ARE NOT SOLICITING PROXIES NOR WILL WE VOTE ANY PROXIES WE RECEIVE FOR THE ELECTION OF MANAGEMENT'S NOMINEE, MR. WILLIAM CONLIN.

                          PURPOSE OF THIS SOLICITATION

      The Group, which beneficially owns an aggregate of approximately 10.2% of the outstanding shares of Syntellect Common Stock (based on the most recent outstanding Common Stock information publicly reported by Syntellect), is concerned about Syntellect's history of losses from operations, working capital deficiency and declining stockholders' equity, and believes that management and Syntellect's current Board of Directors need to be more proactive in seeking means and undertaking transactions to enhance stockholder value and improve Syntellect's operations and overall financial condition. Indeed, the report dated February 5, 2002 of KPMG LLP, Syntellect's independent auditors, with respect to Syntellect's financial statements contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 "raises substantial doubt about Syntellect's ability to continue as a going concern." As an owner of Syntellect, this should make you quite concerned.

      Accordingly, we are soliciting proxies to elect Ms. Jayne to serve as an outside director on Syntellect's Board because we believe she is an innovative corporate strategist and is committed to enhancing stockholder value. We believe that Syntellect's Board could benefit from her skills, experience and objective insight. Moreover, it is our intention that, if elected, Ms. Jayne would work together with Syntellect's management and the other members of the Board to propose and consider strategic options aimed at improving Syntellect's operations and overall financial condition. If elected at the Annual Meeting, Ms. Jayne would serve for a term of three years, expiring at the 2005 Annual Meeting of Stockholders, and receive only such compensation and benefits that is payable and made available to all directors of Syntellect.


                                   BACKGROUND

      From time to time since 1998, members of the Group have acquired beneficial ownership of Syntellect Common Stock in the ordinary course of business for investment purposes and have held such shares in such capacity. On March 13, 2000, certain members of the Group filed with the Securities and Exchange Commission (the "SEC") a joint statement of beneficial ownership on
Schedule 13G, which was amended by Amendment No. 1 filed with the SEC on February 14, 2001.

      On July 17, 2001, MCM made its latest open market purchase of 5,500 shares of Syntellect Common Stock for $10,670. By letter dated August 2, 2001, MCM advised Syntellect that it intended to publicly report a change in its "passive" investment status by filing with the SEC a joint statement of beneficial ownership on Schedule 13D. On August 6, 2001, MCM, together with certain members of the Group, filed with the SEC a joint statement of beneficial ownership on
Schedule 13D, in which MCM stated that its July 17, 2001 purchase was based on a continuing evaluation of Syntellect by MCM and was acquired for investment purposes only (the "Schedule 13D"). The Schedule 13D also stated that subsequent to such purchase, MCM determined that it would consider submitting one or more stockholder proposals to Syntellect, including, but not limited to, recommending one of the members of the Group or a representative of one of the members of the Group to serve on Syntellect's Board of Directors, changing the composition of the Board of Directors so that the Board would include members with additional industry experience and more diverse backgrounds, and/or expanding the size of the Board.

      By letter dated August 28, 2001, MCM made a formal request to Syntellect to (i) increase the size of the Board of Directors from four to six members,
(ii) add a least two industry representatives to the Board and (iii) add one MCM nominee to the Board. With respect to the first two requests, MCM stated that it expected such requests to be met no later than November 30, 2001. With respect to its request to add an MCM nominee to the Board, MCM requested that the matter be decided at the next Board meeting.

      By letter dated October 30, 2001, Syntellect invited Geoffrey Nixon, as a representative of MCM, to address the Board of Directors by telephone at the conclusion of its Board meeting scheduled for November 13, 2001. On November 13, 2001, Mr. Nixon addressed the Board by telephone and articulated MCM's request to add an MCM nominee to the Board of Directors.

      In accordance with the applicable director-nomination provisions of Syntellect's bylaws, by letter dated January 9, 2002, Mission advised Syntellect that it intends to appear in person at the Annual Meeting to nominate Ms. Camille Jayne for election to the Board of Directors.

      On or about March 8, 2002, Mr. Nixon, on behalf of Mission, telephoned Mr. Timothy P. Vatuone, Syntellect's Corporate Secretary, inquiring about management's willingness to nominate, include in management's proxy statement and recommend Ms. Camille Jayne for election at the Annual Meeting. A discussion relating to Syntellect's operations and its financial condition ensued and at the end of the telephone call Mr. Vatuone indicated that he would speak with management and contact Mr. Nixon with management's decision regarding the nomination of Ms. Jayne. There has been no further communication between any representatives of Syntellect and any members of the Group or its representatives.


                              ELECTION OF DIRECTORS

      Syntellect's Board of Directors currently consists of six members who are divided into three classes, with the term of [two] members expiring each year. At the Annual Meeting, Mr. William Conlin`s [and ________'s] term will expire, and Syntellect's stockholders will be asked by management to elect Messrs. Conlin and _______ to serve until Syntellect's 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

      Ms. Jayne has consented to serve as a director of Syntellect, if elected, and to be named as our director-nominee in this proxy statement, the accompanying BLUE proxy card and in all other proxy soliciting materials we may file with the SEC and distribute to Syntellect stockholders. Based on her professional and personal qualifications, the Group believes that Ms. Jayne is qualified to serve as a director of Syntellect and that she will properly and dutifully represent the interests of all Syntellect's stockholders. Moreover, it is our intention that, if elected, Ms. Jayne would work together with Syntellect's management and the other members of the Board to propose and consider strategic options aimed at improving Syntellect's operations and overall financial condition.

      If Ms. Jayne is elected to Syntellect's Board of Directors, however, she would constitute only one of the six members of the Board. Accordingly, she would not be in a position, without the support of at least three or more of the incumbent members of the Board, to cause any Board action to be taken, including any formal resolution to explore and undertake strategic transactions to enhance stockholder value, and the Group cannot provide any assurance that the incumbent members of the Board of Directors would vote with Ms. Jayne on any specific matter, including any extraordinary corporate transaction involving Syntellect's business, assets or securities (whether or not involving a change-in-control).

      Neither we (nor to our knowledge, any other person on our behalf) has made or undertaken any analysis or reports as to whether stockholder value will be maximized as a result of this solicitation. There can be no assurance that stockholder value will be maximized as a result of this solicitation or the election of Ms. Jayne to the Board of Directors.


                                  VOTE REQUIRED

      The presence, in person or by proxy, of stockholders holding a majority of the Common Stock of Syntellect entitled to vote at a meeting of stockholders constitutes a quorum at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting to determine whether or not a quorum is present. Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Abstentions with respect to a proposal are counted for purposes of establishing a quorum. Abstentions will not be counted as votes for or against the election of directors, but will have the effect of a vote against any other matter. Broker non-votes will not be counted as votes for or against any matter submitted to a vote of stockholders. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote is required to elect directors. With respect to other matters submitted at the Annual Meeting, the approval of any such matter would require a greater number of votes cast favoring the matter than the number of votes cast opposing such matter.

                             YOUR VOTE IS VERY IMPORTANT!

      Your vote is important, no matter how many or how few shares you hold. If your Syntellect shares are held in your name, please sign, date and mail the BLUE proxy card in the envelope provided.

      If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote your shares and they can do so only upon receipt of your specific instructions. Accordingly, please return the proxy card in the postage-paid envelope provided by your bank or broker or contact the person responsible for your account and give instructions for such shares to be voted for Ms. Jayne.

      If your shares are registered in more than one name, the BLUE proxy card should be signed by all such persons to ensure that all shares are voted for Ms. Jayne.

      Please refer to Syntellect's proxy statement for a full description of Syntellect's proposals, the securities ownership of Syntellect, the share vote required to approve each proposal, information about Syntellect's officers and directors, including compensation, information relating to the ratification of the appointment of KPMG LLP as independent auditors and the date by which stockholders must submit proposals for inclusion in Syntellect's proxy statement for the next annual meeting of stockholders.

      Holders of record of shares of Common Stock on the Annual Meeting Record Date are urged to submit a proxy even if such shares have been sold after that date. According to Syntellect, the number of shares of Common Stock outstanding as of the Annual Meeting Record Date is _________. Each share of Common Stock is entitled to one vote at the Annual Meeting.

      If you have any questions or need assistance in voting your shares, please call our proxy solicitor: D.F. King & Co., Inc.("D.F. King") at 77 Water Street New York, New York 10005. Banks and Brokers please call collect: (212) 269-5550. All others call Toll Free: (800) 735-3591.


                                  GROUP MEMBERS

      Nixon is a citizen of the country of New Zealand, with a business address at 11 West 42nd Street, 19th Floor, New York NY 10036. Nixon is the sole owner of MCM, which manages funds for investment purposes. Mission is a Delaware limited partnership, with a business address at 11 West 42nd Street, 19th Floor, New York, NY 10036. Mission is engaged in the business of maintaining investment funds for the principal purpose of buying and selling securities. MCM is a Delaware corporation with a business address at 11 West 42nd Street, 19th Floor, New York, NY 10036. MCM is engaged in the business of managing investment funds. PSP is a New York profit sharing plan for the benefit of Nixon. PSP's business address is 11 West 42nd Street, 19th Floor, New York, NY 10036. PSP is a retirement account for the benefit of Nixon. Liberty is a private New Zealand company with a business address at P.O. Box 10-246, Wellington, New Zealand. Liberty is engaged in the business of maintaining investment funds for the principal purpose of buying and selling securities. Horizon is a private Cayman Islands investment corporation, with a business address at c/o International Management Services, Limited, Harbour Centre, North Church Street, P.O. Box 616, George Town, Grand Cayman, Cayman Islands, B.W.I. Horizon is engaged in the business of maintaining investment funds for the principal purpose of buying and selling securities. Mayfair is a Delaware limited partnership with a business address at 11 West 42nd Street, 19th Floor, New York, NY 10036. Mayfair is engaged in the business of serving as a fund through which assets of its partners may be utilized in investing and trading in securities of every kind and nature and rights and options relating thereto. MCM LLC is a Delaware limited liability company with a business address at 11 West 42nd Street, 19th Floor, New York, NY 10036. MCM LLC is engaged in the business of managing investment funds.

      The Group beneficially owns an aggregate of 1,157,920 shares of Common Stock, representing approximately 10.2 % of the outstanding shares of Common Stock (based on the most recent outstanding Common Stock information publicly reported by Syntellect). The following table sets forth certain information with respect to shares of Common Stock beneficially owned directly by the members of the Group:

                                                   APPROXIMATE
                                 NUMBER OF        PERCENTAGE OF
                 NAME              SHARES       OUTSTANDING SHARES
                 ----            --------       ------------------
                 Nixon              1,020     Less than 0.001%
                Mission           529,600                4.67%
                Liberty           105,400                0.93%
                Horizon            34,400                0.30%
                Mayfair           467,500                4.12%
                  MCM              10,000                0.09%
                  PSP              10,000                0.09%

      MCM is the sole general partner of Mission and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the shares of Common Stock that Mission may be deemed to beneficially own. MCM has the sole power to direct the disposition of the shares of Common Stock beneficially owned by Liberty. Accordingly, MCM may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange
Act) of the shares of Common Stock that Liberty may be deemed to beneficially own. MCM is the sole investment manager of Horizon and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares of Common Stock that Horizon may be deemed to beneficially own.

      MCM, as the sole general partner of Mission, has the sole power to direct the voting and disposition of the shares of Common Stock that Mission beneficially owns. MCM, as the sole investment manager of Horizon, has the sole power to direct the voting and disposition of the shares of Common Stock that Horizon beneficially owns. MCM has the sole power to direct the disposition of the shares of Common Stock that Liberty beneficially owns.

      MCM LLC is the sole general partner of Mayfair and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares of Common Stock that Mayfair may be deemed to beneficially own. MCM LLC, as the sole general partner of Mayfair, has the sole power to direct the voting and disposition of the shares of Common Stock that Mayfair beneficially owns.

      Nixon is the sole officer, director and stockholder of MCM and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares of Common Stock that MCM may be deemed to beneficially own. Nixon is the sole manager and principal member of MCM LLC and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange
Act) of the shares of Common Stock that MCM LLC may be deemed to beneficially own. Nixon is the sole trustee and beneficiary of PSP and, accordingly, may be deemed to be the indirect beneficial owner (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares of Common Stock that PSP may be deemed to beneficially own.

      Nixon has the sole power to direct the voting and disposition of the shares of Common Stock he beneficially owns. Nixon, as the sole officer, director and stockholder of MCM, has the sole power to direct the voting and disposition of the shares of Common Stock that MCM beneficially owns. Nixon, as the sole trustee and beneficiary of PSP, has the sole power to direct the voting and disposition of the shares of Common Stock that PSP beneficially owns.

      None of the entities constituting the Group was formed solely to acquire, hold or sell Syntellect's securities. Each of the Group members owns securities issued by one or more companies other than Syntellect.


                                  GROUP NOMINEE

      When you return the Group's BLUE proxy card you are only voting for the Group's director-nominee, Ms. Camille Jayne. This candidate has consented to being named in this proxy statement and has agreed to serve as a director, if elected. Ms. Jayne, if elected, intends to discharge her duties as a director in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors.

      The following information sets forth the name, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of Ms. Jayne.

      Camille Jayne     Age: 49

      In February 1998, Ms. Jayne joined Universal Electronics Inc. ("Universal") as its President and Chief Operating Officer. Universal develops software and builds and markets pre-programmed wireless control devices and chips principally for home entertainment equipment and the subscription broadcasting market. In August 1998, Ms. Jayne was promoted to Chief Executive Officer and in December 1998, to Chairman. In August 2001, Ms. Jayne resigned the offices of Chief Executive Officer and Chairman to pursue her consulting career but still holds a seat on Universal's board of directors. Prior to her career at Universal, from July 1997 to March 1998, Ms. Jayne was President and CEO of The Jayne Group (a consulting firm specializing in the development, introduction and operation of digital cable TV products and services) and a Senior Partner at BHC Consulting (a business management and market research firm). From November 1995 to July 1997, Ms. Jayne served as Senior Vice President in charge of the digital television business unit at Tele-Communications, Inc. Ms. Jayne is a graduate of Stanford University and holds an MBA in marketing from the University of Michigan. The business address of Ms. Jayne is 5 New Dawn, Irvine, CA 92620. For information regarding Ms. Jayne's purchases and sales of Syntellect Common Stock during the past two years, see Annex A.

      The members of the Group and Ms. Jayne have agreed to act in concert while expressly reserving the right to terminate that understanding at any time.

      Except as set forth in this proxy statement, Ms. Jayne is not employed by any of the members of the Group. Ms. Jayne is a citizen of the United States.

                CERTAIN INFORMATION RELATING TO THE GROUP MEMBERS

      Except as set forth in this proxy statement or in Annex A hereto, to the best knowledge of the Group, none of the members of the Group, any of the persons participating in this solicitation on behalf of the Group, Ms. Jayne and, with respect to items (i), (vii) and (viii) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Securities Exchange Act of 1934, as amended ) of the foregoing persons (i) owns beneficially, directly or indirectly, any securities of Syntellect, (ii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Syntellect, (iii) owns any securities of Syntellect of record but not beneficially, (iv) has purchased or sold any securities of Syntellect within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of Syntellect,
(vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of Syntellect, (vii) has since the beginning of Syntellect's last fiscal year, been indebted to Syntellect or any of its subsidiaries in excess of $60,000 or (viii) has any arrangement or understanding with respect to future employment by Syntellect or with respect to any future transactions to which Syntellect or any of its affiliates will or may be a party. In addition, except as set forth in this proxy statement or in Annex A hereto, to the best knowledge of the Group, none of the members of the Group, any of the persons participating in this solicitation on behalf of the Group, Ms. Jayne and any associates of the foregoing persons, has had or is to have a direct or indirect material interest in any transaction or proposed transaction with Syntellect in which the amount involved exceeds $60,000, since the beginning of Syntellect's last fiscal year.

      Except as set forth in this proxy statement or in Annex A hereto, to the best knowledge of the Group, Ms. Jayne, since the beginning of Syntellect's last fiscal year, has not been affiliated with (i) any entity that made or received, or during Syntellect's current fiscal year proposes to make or receive, payments to or from Syntellect or its subsidiaries for property or services in excess of five percent of either Syntellect's or such entity's consolidated gross revenues for its last full fiscal year, or (ii) any entity to which Syntellect or its subsidiaries was indebted at the end of Syntellect's last full fiscal year in an aggregate amount exceeding five percent of Syntellect's total consolidated assets at the end of such year. Ms. Jayne is not and during Syntellect's last fiscal year, has not been affiliated with any law or investment banking firm that has performed or proposes to perform services for Syntellect.

      To the best knowledge of the members of the Group, none of the corporations or organizations in which Ms. Jayne has conducted her principal occupation or employment was a parent, subsidiary or other affiliate of Syntellect, and Ms. Jayne does not hold any position or office with Syntellect or have any family relationship with any executive officer or director of Syntellect and has not been involved in any proceedings, legal or otherwise, of the type required to be disclosed by the rules governing this solicitation.

      The Group has agreed to indemnify Ms. Jayne against certain liabilities, including liabilities under the federal securities laws, in connection with this proxy solicitation and her potential service as a director of Syntellect and to reimburse Ms. Jayne for her out-of-pocket expenses.

      During the last ten years: (i) no member of the Group, nor Ms. Jayne has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no member of the Group Ms. Jayne has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws.


                                 RECOMMENDATION

      THE GROUP BELIEVES THAT IT IS IN THE BEST INTEREST OF SYNTELLECT'S STOCKHOLDERS TO ELECT MS. JAYNE AND STRONGLY RECOMMEND A VOTE FOR MS. JAYNE AT THE ANNUAL MEETING. PROXIES SOLICITED BY THE GROUP WILL BE VOTED FOR MS. JAYNE UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.


                                    AUDITORS

      [The Board of Directors has appointed KPMG LLP, as the independent auditors to audit Syntellect's financial statements for the fiscal year ending December 31, 2002. KPMG LLP has audited Syntellect's financial statements annually since 1990. Syntellect has stated in its proxy statement relating to the Annual Meeting that representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Syntellect has further stated in its proxy statement relating to the Annual Meeting that in the event the stockholders fail to ratify the appointment, the Board of Directors will reconsider its selection, and that even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board of Directors feels that such a change would be in the best interests of Syntellect and its stockholders.]

      THE GROUP RECOMMENDS THAT SYNTELLECT'S STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG LLP's APPOINTMENT AS SYNTELLECT'S INDEPENDENT AUDITORS.


                             SOLICITATION; EXPENSES

      Proxies may be solicited by the Group by mail, advertisement, telephone, facsimile, telegraph, and personal solicitation. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Group's solicitation material to their customers for whom they hold shares and the Group will reimburse them for their reasonable out-of-pocket expenses. The Group has retained D.F. King to assist in the solicitation of proxies and for related services. The Group will pay D.F. King a fee of up to $30,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Group has also agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. Approximately 25 persons will be used by D.F. King in its solicitation efforts. D.F. King will provide, among other things, the services of [printing, data compilation, mailing, answering stockholder questions, calling stockholders and contacting brokers.] The Group does not intend to solicit proxies via the Internet.

      Although no precise estimate can be made at the present time, the Group currently estimates that the total expenditures relating to the proxy solicitation incurred by the Group will be approximately $____ of which approximately $___ has been incurred to date. The Group intends to seek reimbursement from Syntellect for those expenses incurred by the Group, if Ms. Jayne is elected, but does not intend to submit the question of such reimbursement to a vote of Syntellect's stockholders.


                                VOTING PROCEDURES

WHO IS ENTITLED TO VOTE?

      If Syntellect's stock records show that you are a stockholder as of the close of business on the Annual Meeting Record Date, you are entitled to vote the shares of Common Stock that you held on such date. Even if you sell your shares after the Annual Meeting Record Date, you will retain the right to execute a proxy in connection with the Annual Meeting. Based upon Syntellect's most recent public disclosure, ______ shares of Common Stock were outstanding on the Annual Meeting Record Date. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon.


CAN I ATTEND THE MEETING?

      All stockholders of record of Syntellect Common Stock at the close of business on the Annual Meeting Record Date, or their designated proxies, are authorized to attend the Annual Meeting. If your shares are held of record by a bank, broker or other nominee, you will need to obtain a "legal proxy" form from your bank or broker if you wish to vote at the Annual Meeting.


WHAT CONSTITUTES A QUORUM?

      The holders of a majority of the Common Stock outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting to determine whether or not a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but will not be counted as votes for or against the election of directors, but will have the effect of a vote against any other matter submitted to a vote of stockholders.

      Shares held by nominees for beneficial owners will be counted for purposes of determining whether or not a quorum is present if the nominee has the discretion to vote on at least one of the matters presented at the Annual Meeting, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for or against any matter submitted to a vote of stockholders.


HOW DO I VOTE?

      VOTING BY PROXY FOR HOLDERS OF SHARES REGISTERED IN THE NAME OF A BROKERAGE FIRM OR BANK. If your shares are held by a broker, bank or other nominee (i.e., in "street name"), only your bank or broker can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker which you must return in the envelope provided in order to have your shares voted. If you have not received a proxy card from your bank or broker, you may contact it directly to provide it with instructions on how you wish to vote. If you need assistance in dealing with your bank or broker, please contact D.F. King at (800) 735-3591 or collect at (212) 269-5550.


      VOTING BY PROXY FOR HOLDERS OF SHARES REGISTERED DIRECTLY IN THE NAME OF THE STOCKHOLDER. If you hold your shares in your own name as a holder of record, you may vote your shares by marking, signing, dating and mailing the BLUE proxy card in the postage-paid envelope that has been provided to you by the Group. To vote your shares in accordance with your instructions at the Annual Meeting, we must receive your proxy as soon as possible but, in any event prior to the Annual Meeting.


VOTE IN PERSON. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed BLUE proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a "legal proxy" form from the broker, bank or other nominee that holds their shares of record and must bring that document to the meeting in order to vote in person at the Annual Meeting. If you need assistance, please contact D.F. King at (800) 735-3591 or collect at (212) 269-5550.


WHAT SHOULD I DO IF I RECEIVE A WHITE PROXY CARD?

      Proxies on the white proxy card are being solicited by management of Syntellect. If you submit a proxy to us by signing and returning the enclosed BLUE proxy card, do NOT sign or return the white proxy card or follow any voting instructions provided by Syntellect's management unless you intend to change your vote, as only your latest-dated proxy will be counted.

      If you have already sent a white proxy card to Syntellect, you may revoke it and provide your support to the Group's director-nominee Ms. Jayne by signing, dating and returning the enclosed BLUE proxy card.


CAN I REVOKE MY PROXY INSTRUCTIONS?

      You may revoke your proxy at any time before it has been exercised by:

      o filing a written revocation with the Corporate Secretary of Syntellect or D.F. King;

      o filing a duly executed proxy bearing a later date with the Corporate Secretary of Syntellect or D.F. King; or

      o appearing in person and voting by ballot at the Annual Meeting as described above under "How do I vote?--Vote in Person."

      Any stockholder of record as of the Annual Meeting Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

      If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Corporate Secretary of Syntellect, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation or proxy or by calling D.F. King, at (800) 735-3591 or collect at (212) 269-5550. REMEMBER, YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS.


WILL OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING?

      We are not now aware of any matters to be presented at the Annual Meeting other than the election of directors and the ratification of the appointment of KPMG LLP as Syntellect's independent auditors, as described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the Annual Meeting, including matters incidental to the conduct of the Annual Meeting, proxies will be voted in accordance with the best judgment of the proxy holders.


IF I PLAN TO ATTEND THE ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

      Whether you plan to attend the Annual Meeting or not, we urge you to submit a proxy. Returning the enclosed BLUE proxy card will not affect your right to attend the Annual Meeting.

HOW WILL MY SHARES BE VOTED?

      If you give a proxy on the accompanying BLUE proxy card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares in favor of Ms. Jayne as a director of Syntellect and in favor of ratifying the appointment of KPMG LLP as Syntellect's independent auditors. Submitting a BLUE proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the Annual Meeting, including matters incident to the conduct at the Annual Meeting. Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the Annual Meeting Record Date by the person who submitted it.


HOW CAN I RECEIVE MORE INFORMATION?

      If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call D.F. King at (800) 735-3591 or collect at (212) 269-5550.


      The Group believes that it is in your best interest to elect Ms. Jayne as a director of Syntellect at the Annual Meeting. THE GROUP STRONGLY RECOMMENDS A VOTE FOR MS. JAYNE.


                              I M P O R T A N T!!!

If your shares are held in "street name" only your bank or broker can vote your shares and only upon receipt of your specific instructions. Please return the proxy provided to you or contact the person responsible for your account and instruct them to vote for Ms. Jayne as a director of Syntellect.

If you have any questions, or need further assistance, please call our proxy solicitor, D.F. King at (800) 735-3591 or collect at (212) 269-5550.

                                     ANNEX A

The following table sets forth information with respect to all securities of Syntellect purchased and sold within the past two years by the participants in this solicitation. All such securities were purchased in open market or privately negotiated transactions.


Purchases and sales of shares of Syntellect by Nixon:

                 Type of      Number of    Price per
     Date      Transaction     Shares        share      Total Cost
     ----      -----------     ------        -----      ----------

    6/5/00       Purchase        355         $5.65        $2,007
    6/5/00       Purchase        355         $5.65        $2,007

   Balance                     1,020


Purchases and sales of shares of Syntellect by Mission:

                 Type of      Number of    Price per
     Date      Transaction     Shares        share      Total Cost
     ----      -----------     ------        -----      ----------

   3/30/00       Purchase      18,000        $4.03       $72,450
    4/5/00       Purchase       8,000        $3.59       $28,700
    4/7/00       Purchase       1,800        $4.39        $7,908
   4/12/00       Purchase       1,000        $3.94        $3,935
   4/13/00       Purchase      25,000        $3.92       $97,875
   5/12/00       Purchase       4,000        $4.43       $17,700
   5/16/00       Purchase      10,800        $4.61       $49,833
   5/18/00       Purchase       7,500        $5.01       $37,559
   5/22/00       Purchase       5,000        $4.61       $23,062
   5/23/00       Purchase       4,100        $4.60       $18,873
   5/31/00       Purchase       9,500        $4.77       $45,319
    6/5/00       Purchase      10,000        $5.46       $54,563
    6/6/00       Purchase       6,000        $5.74       $34,425
    6/8/00       Purchase      10,000        $6.06       $60,568
    6/9/00       Purchase       8,000        $6.01       $48,090
   7/21/00       Purchase      10,000        $7.55       $75,512
  10/12/00       Purchase       7,000        $6.03       $42,206
  10/13/00       Purchase       2,000        $6.24       $12.475
  10/19/00       Purchase       7,000        $5.80       $40,624
   3/27/01       Purchase      30,100        $1.85       $55,823
   3/29/01       Purchase      12,000        $1.66       $19,882
   3/29/01       Purchase      18,000        $1.69       $30,375
   3/30/01       Purchase      40,000        $1.72       $68,884
   8/27/01       Purchase      10,000        $1.26       $12,600
   8/27/01       Purchase       7,000        $1.26        $8,820
   8/27/01       Purchase       2,000        $1.26        $2,520
   8/27/01       Purchase       7,000        $1.26        $8,820

   Balance                    529,600


Purchases of shares of Syntellect by Liberty:

                 Type of      Number of    Price per
     Date      Transaction     Shares        share      Total Cost
     ----      -----------     ------        -----      ----------

   3/30/00       Purchase       3,000        $4.03       $12,075
   5/17/00       Purchase       5,000        $4.81       $24,045
    6/2/00       Purchase       4,000        $5.27       $21,074

    6/5/00       Purchase       2,000        $5.46       $10,913
    6/7/00       Purchase       3,000        $5.85       $17,562
    6/9/00       Purchase       3,200        $6.01       $19,236
    7/7/00       Purchase       5,400        $6.37       $34,395
   9/20/00       Purchase       4,600        $7.06       $32,455
  10/19/00       Purchase         300        $5.80        $1,741
  12/29/00       Purchase       7,700        $3.49       $26,892
    4/2/01         Sale         4,500        $1.70        $7,650
    4/2/01         Sale         1,500        $1.70        $2,550
   4/16/01         Sale         2,500        $1.55        $3,875
   4/16/01         Sale         6,000        $1.55        $9,300
   4/16/01         Sale           500        $1.55          $775
   4/18/01         Sale         2,500        $1.55        $3.875
   4/19/01         Sale         3,500        $1.55        $5,425
   10/4/01         Sale         1,500        $1.07        $1,612
   10/4/01         Sale           900        $1.07          $967
  10/17/01         Sale         5,000        $1.08        $5,375
 1/18/2002         Sale           200        $1.32          $264

   Balance                    105,400


Purchases of shares of Syntellect by Horizon:

                 Type of      Number of    Price per
     Date      Transaction     Shares        share      Total Cost
     ----      -----------     ------        -----      ----------

   5/11/00       Purchase       6,000        $4.24       $25,425
   5/17/00       Purchase       4,700        $4.81       $22,602
    6/5/00       Purchase       1,400        $5.46        $7,639
    6/8/00       Purchase       2,000        $6.06       $12,114
   9/25/00         Sale         1,000        $7.83        $7,825
   9/26/00         Sale         1,400        $7.87       $11,017
   9/26/00         Sale         3,000        $7.87       $23,608
   9/26/00         Sale           600        $7.87        $4,722
  10/18/00       Purchase         500        $6.36        $3,181
  10/19/00       Purchase       1,700        $5.80        $9,866
    1/2/01         Sale         1,300        $3.47        $4,517
    1/3/01         Sale         3,100        $3.52       $10,921
    1/3101         Sale         5,000        $3.52       $17,615
    1/3/01         Sale           600        $3.52        $2,114
    1/5/01         Sale         2,000        $3.63        $7,260
   8/27/01       Purchase      10,000        $1.32       $13,200
  10/16/01         Sale         3,400        $1.08        $3,655
  10/16/01         Sale         1,600        $1.08        $1,720
  10/30/01         Sale         3,000        $1.24        $3,705
  10/31/01         Sale         5,400        $1.06        $5,724
  10/31/01         Sale         2,500        $1.06        $2,650
  10/31/01         Sale         3,500        $1.06        $3,710
  10/31/01         Sale         4,000        $1.06        $4,240
  10/31/01         Sale         4,000        $1.06        $4,240
  10/31/01         Sale         4,000        $1.06        $4,240
  10/31/01         Sale         7,600        $1.06        $8,056

   Balance                     34,400

Purchases of shares of Syntellect by Mayfair:

                 Type of      Number of    Price per
     Date      Transaction     Shares        share      Total Cost
     ----      -----------     ------        -----      ----------

   3/27/00       Purchase       8,600        $5.06       $43,516
   3/28/00       Purchase      22,600        $5.06      $114,356
   4/18/00       Purchase       6,800        $2.94       $19,989
   4/27/00       Purchase      30,000        $4.31      $129,300
   5/18/00       Purchase       7,500        $5.01       $37,559
   5/23/00       Purchase       4,000        $4.60       $18,413
   5/24/00       Purchase      10,800        $4.53       $48,952
    6/2/00       Purchase       6,000        $5.27       $31,610
    6/5/00       Purchase       6,600        $5.46       $36,012
    6/6/00       Purchase       4,000        $5.74       $22,950
    6/7/00       Purchase      11,800        $5.85       $69,078
   6/15/00       Purchase       6,000        $5.47       $32,800
   6/16/00       Purchase       6,500        $5.43       $35,294
   7/11/00       Purchase       5,000        $5.74       $28,687
   7/12/00       Purchase       8,100        $5.83       $47,205
   7/20/00       Purchase       8,000        $7.46       $59,650
   7/21/00       Purchase       5,300        $7.55       $40,021
  10/12/00       Purchase       6,100        $6.03       $36,780
  10/19/00       Purchase       6,000        $5.80       $34,821
    1/4/01         Sale        10,000        $3.60       $35,999
    1/5/01         Sale         3,000        $3.63       $10,890
   1/10/01         Sale         6,400        $3.73       $23,902
   1/11/01         Sale          100         $4.51          $451
   1/11/01         Sale         5,500        $4.51       $24,781
   1/11/01         Sale         6,500        $4.51       $29,287
   1/11/01         Sale         1,600        $4.51        $7,209
   1/11/01         Sale         5,700        $4.51       $25,682
   1/11/01         Sale          600         $4.51        $2,703
    2/8/01         Sale         2,400        $3.98        $9,559
    2/8/01         Sale        14,000        $3.98       $55,762
    2/8/01         Sale         8,400        $3.98       $33,457
   3/22/01       Purchase       7,800        $2.10       $16,352
   3/23/01       Purchase      40,000        $2.25       $90,000
  10/31/01       Purchase      31,000        $1.10       $34,100

   Balance                    467,500

Purchases of shares of Syntellect by MCM:

                 Type of      Number of    Price per
     Date      Transaction     Shares        share      Total Cost
     ----      -----------     ------        -----      ----------

   3/30/01       Purchase       2,000        $1.88        $3,760
    5/1/01       Purchase       1,500        $1.95        $2,930
    5/2/01       Purchase       1,000        $1.98        $1,975
   7/16/01       Purchase       5,500        $1.94       $10,670

   Balance                     10,000


Purchases of shares of Syntellect by PSP:  None during past two years.
Balance:  10,000

Purchases of shares of Syntellect by Camille Jayne: None during past two years.
Balance:  0

                                                                PRELIMINARY COPY

                     P R E L I M I N A R Y    P R O X Y


                  THIS PROXY IS SOLICITED IN OPPOSITION TO THE
                  MANAGEMENT NOMINEE TO THE BOARD OF DIRECTORS
                               OF SYNTELLECT INC.

                              TO BE ELECTED AT THE
                         ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD ON _______________, 2002

The undersigned hereby appoints Geoffrey Nixon, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, par value $.01 per share of Syntellect Inc. ("Syntellect"), which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on _____________, 2002, at __ a.m. (local time) or any adjournment(s) or postponement(s) thereof (the "Meeting"), as follows:

THE GROUP RECOMMENDS THAT YOU VOTE FOR THE NOMINEE NAMED IN ITEM 1 AND RATIFY THE APPOINTMENT OF KPMG LLP IN ITEM 2.

1. ELECTION OF DIRECTORS - To vote to elect Camille Jayne as a director of Syntellect place an "X" next to FOR below.

      FOR_______    WITHHOLD_______


To withhold authority to vote for the election of Camille Jayne, place an "X" next to WITHHOLD for such person.


2. RATIFICATION OF APPOINTMENT OF AUDITORS - To ratify the appointment of
KPMG LLP as independent auditors for the fiscal year ending December 31, 2002:

                     FOR_______       AGAINST_______       ABSTAIN_______


              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted "FOR" the election of Camille Jayne as a director of Syntellect and "FOR" ratification of the appointment of KPMG LLP as Syntellect's independent auditors. This proxy revokes all prior proxies given by the undersigned.

In his discretion, the proxy is authorized to vote upon such other business as may properly come before the Meeting, or any adjournments or postponements thereof, as provided in the proxy statement provided herewith.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. This proxy card votes all shares held in all capacities.

                     Dated:
                            ------------------------------------


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                     (Signature)


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                     (Signature, if jointly held)


                     Title:-------------------------------------


      PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.